UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 - 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Compensation Summary for Ross Longhini
Exective Compensation and Other Benefits - Executive Employment Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the promotion of Ross A. Longhini to Executive Vice President and Chief Operating Officer, the Compensation Committee of the Board and the Board approved the following changes to Mr. Longhini’s compensation on July 15, 2006. Mr. Longhini’s annual base salary was increased from $258,000 to $280,000, effective June 19, 2006, and his target bonus under the Company 2006 Executive Variable Incentive Plan was set at the annual rate of $140,000 for the third and fourth quarters of 2006. Mr. Longhini was also granted a non-qualified stock option to purchase 50,000 shares of AMS common stock at an exercise price of $16.48 per share. Such option expires on June 14, 2013 and vests with respect to 25% of the shares on June 30, 2007 and with respect to 6.25% of the shares on the last ay of each calendar quarter thereafter.
Mr. Longhini, age 44, joined AMS as Executive Vice President and Chief Technology Officer in January 2003. Mr. Longhini has over 20 years of experience in the field of medical device product development. From 1998 to 2002, he served in various management positions in Sulzer Spine-Tech of Minnesota including Vice President, Research and Development, Clinical & Regulatory. From 1991 to 1998, he worked at I.V. Infusion Therapy of 3M which was sold to Gaseby in 1996 then purchased by Smiths Medical Systems in 1997. From 1983 to 1991, he worked at 3M Dental Products. For information on the Employment Agreement between the Company and Mr. Longhini and change in control benefits under the company’s stock incentive plans, see “Executive Compensation and Other Benefits —Executive Employment Agreements” in the company’s Schedule 14A, Definitive Proxy Statement dated April 6, 2006, a copy of which is attached hereto as Exhibit 10.2.
Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 20, 2006, the American Medical Systems Holdings, Inc. issued a press release announcing that Ross A. Longhini had been promoted from Executive Vice President and Chief Technology Officer to Executive Vice President and Chief Operating Officer.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description

10.1	Compensation Summary for Ross Longhini

10.2	“Executive Compensation and Other Benefits —Executive Employment Agreements” Section of the Company’s Schedule 14A, Definitive Proxy Statement dated April 6, 2006

99.1	Press Release dated June 20, 2006 (filed herewith).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: June 20, 2006	By /s/ Carmen L. Diersen
Carmen L. Diersen
Executive Vice President and Chief Financial Officer

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AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Compensation Summary for Ross Longhini

10.2	“Executive Compensation and Other Benefits —Executive Employment Agreements” Section of the Company’s Schedule 14A, Definitive Proxy Statement dated April 6, 2006

99.1	Press Release dated June 20, 2006 (filed herewith).

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